UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

Commission file number 000-55796

Rito Group Corp.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

47-3588502	5960
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 6C, 4/F, Block C, Hong Kong Industrial Centre,

489 Castle Peak Road,

Lai Chi Kok, Hong Kong

(852) 2385 8598

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On December 21, 2017, Rito Group Corp. (the “Company”) completed the issuance and sale of an aggregate of 92,000 shares at a price of $1.50 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Kwong Chin Cheung, Lui Tin Shing and Tse Lai Nar Lana (collectively known as the “investors”), pursuant to the Subscription Agreements dated as of December 21, 2017 between the Company and the investors. Kwong Chin Cheung purchased 12,000 shares, while Lui Tin Shing and Tse Lai Nar Lana purchased 80,000 shares. The net proceeds to the Company amounted to $138,000. The $138,000 in proceeds went directly to the Company as working capital.

On December 22, 2017, Rito Group Corp. (the “Company”) completed the issuance and sale of an aggregate of 10,000 shares at a price of $1.50 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Leong Wing Ching(the “investor”), pursuant to the Subscription Agreements dated as of December 22, 2017 between the Company and the investor. The net proceeds to the Company amounted to $15,000. The $15,000 in proceeds went directly to the Company as working capital.

The shares sold in the private placement were issued in reliance on an exemption from registration under Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The bases for the availability of this exemption include the facts that the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement dated as of December 21, 2017
10.2	Form of Subscription Agreement dated as of December 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RITO GROUP CORP.

(Name of Registrant)

Date: December 22, 2017	By:	/s/ Choi Tak Yin Addy
	Title:	Chief Executive Officer, President and Director (Principal Executive Officer)

Date: December 22, 2017	By:	/s/ Choy Wing Fai
	Title:	Chief Financial Officer, Chief Accounting Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

Date: December 22, 2017	By:	/s/ Kao Pun Yiu Philip
	Title:	Chief Technical Officer, Director

Date: December 22, 2017	By:	/s/ Or Ka Ming
	Title:	Chief Operating Officer, Secretary, Director